                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box: [_]
[_] Preliminary proxy statement           [_] CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY AS PERMITTED BY
                                             RULE 14A-6(E)(2)
[X] Definitive proxy statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             COLDWATER CREEK INC.
           --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter

           --------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)Title of each class of securities to which transaction applies:
  (2)Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
  (4)Proposed maximum aggregate value of transaction:
  (5)Total fee paid:

[_]Fee previously paid with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)Amount previously paid:
  (2)Form, Schedule or Registration Statement No.:
  (3)Filing party:
  (4)Date filed:

                        [LOGO OF COLDWATER CREEK INC.]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JULY 11, 1998

To our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of COLDWATER CREEK INC. (the "Company") which will be held at the Company's corporate headquarters in Sandpoint, Idaho, at 1:00 p.m. Pacific Daylight Savings Time on July 11, 1998 for the following purposes:

  1. To elect to the Board one director;

  2. To approve a series of amendments to the Company's 1996 Stock Option/Stock Issuance Plan (the "1996 Plan"), including a 350,000-share increase in the number of shares of Common Stock authorized for issuance under the 1996 Plan;

  3. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending February 27, 1999; and

  4. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

  These matters are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on June 10, 1998 as the record date for determining those stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

  Representation of at least a majority of the shares of Common Stock of Coldwater Creek Inc. entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

  Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          Very truly yours,

                                          /s/ Dennis C. Pence

                                          Dennis C. Pence
                                          President and Chief
                                          Executive Officer

Sandpoint, Idaho
June 10, 1998

               ONE COLDWATER CREEK DRIVE . SANDPOINT, IDAHO 83864

              STOCKHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT
                  CAREFULLY PRIOR TO RETURNING THEIR PROXIES

                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF
                             COLDWATER CREEK INC.

                           TO BE HELD JULY 11, 1998

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of COLDWATER CREEK INC. ("Coldwater Creek" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders which will be held at 1:00 p.m. Pacific Daylight Savings Time on July 11, 1998 at the Company's corporate headquarters in Sandpoint, Idaho 83864 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about June 26, 1998.

                        VOTING RIGHTS AND SOLICITATION

  The close of business on June 10, 1998 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of that date, Coldwater Creek had 10,137,768 shares of common stock, $.01 par value per share (the "Common Stock"), issued, 10,137,768 of which were outstanding. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the meeting will have one (1) vote for each share so held on the matters to be voted upon.

  Shares of the Company's Common Stock represented by proxies in the accompanying form which are properly executed and returned to Coldwater Creek will be voted at the Annual Meeting of Stockholders in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of the director as described herein under "Proposal 1--Election of Director", FOR the amendments to the 1996 Stock Option/Stock Issuance Plan, as described herein under "Proposal 2--Amendments to the 1996 Stock Option/Stock Issuance Plan", and FOR ratification of the selection of accountants as described herein under "Proposal 3--Ratification of Selection of Independent Public Accountants." Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted by (i) delivering to the Company at its principal executive office at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Chief Financial Officer, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

  The entire cost of soliciting proxies will be borne by Coldwater Creek. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Coldwater Creek employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be considered at the 1999 Annual Meeting of Stockholders must be received by Coldwater Creek no later than February 6, 1999. The proposal must be mailed to the Company's principal executive offices, One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Donald Robson, Secretary. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                  PROPOSAL 1

                             ELECTION OF DIRECTOR

  The members of the Board of Directors of Coldwater Creek are classified into three classes, one of which is elected at each Annual Meeting of Stockholders to hold office for a three-year term and until successors of such class have been elected and qualified. The nominee for the Board of Directors is set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominee for director listed below. James R. Alexander, who has served as a Director and Chairman of the Board's Compensation Committee since 1994, has informed the Board of Directors that he will complete his current three-year term which expires July 11, 1998 but is unable to stand for re-election due to certain other professional obligations. Donald Robson, the Company's Vice President of Finance and Administration and Chief Financial Officer, who has served as a Director since 1995, will complete his current three-year term which expires July 11, 1998 but has declined to stand for re-election so that the Board may fill this seat in the foreseeable future with an independent non-employee director. Michelle Collins was unanimously elected by the existing Board of Directors on September 20, 1997 to fill an additional board seat and has been formally nominated for a three-year term below. If elected, Ms. Collins would also assume Mr. Alexander's role as Chairman of the Board's Compensation Committee. In the event that any other director is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for any nominee listed below. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. The election of director shall be determined by a majority of the votes cast by the stockholders entitled to vote at the election present in person or represented by proxy.

  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEE LISTED BELOW.

NOMINEE TO BOARD OF DIRECTORS

                                                                               CLASS AND YEAR
                                                                      DIRECTOR IN WHICH TERM
NAME                                 PRINCIPAL OCCUPATION              SINCE    WILL EXPIRE   AGE
----                                 --------------------             -------- -------------- ---
Michelle Collins........ Managing Director of Svoboda, Collins L.L.C.   1997      Class II     38
                          (Investment Banking Firm)                                 2001


  Michelle Collins has served as a Director of the Company since September 1997. Since January 1998, she has served as Managing Director of Svoboda, Collins L.L.C. Previously thereto, Ms. Collins was a principal in the corporate finance department of William Blair & Company, L.L.C. overseeing the firm's specialty retail sector. During the Company's initial public offering of common shares in January 1997, Ms. Collins represented William Blair & Company as co-underwriter. Ms Collins joined William Blair & Company, L.L.C as an associate in 1986 after obtaining a Masters in Business Administration from the Harvard Business School. Ms. Collins additionally serves as a director on the boards of CDW Computer Centers, Inc. and McWhorter Technologies Inc.

DIRECTORS NOT STANDING FOR ELECTION

  The members of the Board of Directors who are not standing for election at this year's Annual Meeting are set forth below.

                                                                         CLASS AND YEAR
                                                                DIRECTOR IN WHICH TERM
NAME                              PRINCIPAL OCCUPATION           SINCE    WILL EXPIRE   AGE
----                              --------------------          -------- -------------- ---
Ann Pence............... Creative Director and Chairman of the    1988      Class I     48
                          Board of Coldwater Creek Inc.                       1999
Curt Hecker............. President and Chief Executive Officer,   1995      Class I     37
                          Panhandle State Bank                                1999
Dennis C. Pence......... President, Chief Executive Officer and   1988     Class III    48
                          Vice Chairman of the Board of                       2000
                          Coldwater Creek Inc.
Robert H. McCall........ President, McCall and Landwehr, P.A.     1994     Class III    52
                          (Accounting Firm)                                   2000

  Ann Pence co-founded the Company in 1984, and has served as its Creative Director. Since its incorporation in 1988, she has also served as a Director and as the Chairman of the Board of the Company. Prior to co-founding Coldwater Creek, Mrs. Pence had an eleven year career in retail advertising, and was employed by Macy's California from 1974 to 1982 where her final position was Copy Director.

  Curt Hecker has served as a Director since August 1995 and is a member of the Audit Committee. Since August 1995, his principal occupation has been President and Chief Executive Officer of Panhandle State Bank in Sandpoint, Idaho. Prior to Mr. Hecker's employment with Panhandle, he served as Vice President of West One Bank (now US Bank) with which the Company has had its primary banking relationship.

  Dennis Pence co-founded the Company in 1984, and has served as President and Chief Executive Officer and as a Director since its incorporation in 1988. Prior to co-founding Coldwater Creek, Mr. Pence was employed by Sony Corp of America from 1975 to 1983, where his final position was National Marketing Manager, Consumer Video Products.

  Robert H. McCall, a Certified Public Accountant, has served as a Director since 1994 and since February 1995 has served as Chairman of the Audit Committee and as a member of the Compensation Committee. Since 1981 he has been President of McCall & Landwehr, P.A., an accounting firm based in Hayden Lake, Idaho, which provided accounting, tax and auditing services to the Company from 1984 to 1993.

                         BOARD MEETINGS AND COMMITTEES

  The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for recommending to the Board of Directors the appointment of independent public accountants, reviewing and approving the scope of audit activities of the auditors, reviewing accounting practices and controls, performing independent director duties and reviewing audit results. The Audit Committee is composed of Robert H. McCall (Chairman) and Curt Hecker. The Compensation Committee is responsible for reviewing and establishing the compensation structure for the Company's officers and directors, including salary rates, participation in incentive compensation and benefit plans, 401(k) plans, stock purchase plans and other forms of compensation, and since the effective date of the initial registration of the Company's Common Stock under Section 12(g) of the Securities Exchange Act of 1934, administering the Company's 1996 Stock Option/Stock Issuance Plan. The Compensation Committee has been composed of James R. Alexander (Chairman) and Robert H. McCall. As Mr. Alexander has recently informed the Board of Directors that he is unable to stand for re-election due to certain other professional obligations, Michelle Collins, if elected, will assume Mr. Alexander's role as Chairman of the Board's Compensation Committee.

  The Board of Directors of the Company held a total of four meetings during fiscal 1997. Each director attended 100% of the meetings with the exception of Ann Pence who was unable to attend one of the meetings. The Audit Committee held a total of four meetings during fiscal 1997 for which there was 100% attendance. The Compensation Committee held one meeting during fiscal 1997 for which there was 100% attendance.

                             DIRECTOR REMUNERATION

  Through December 31, 1997, the non-employee directors received an annual retainer of $12,000. In addition, each non-employee director received a fee of $1,000 for each Board of Directors meeting attended. Any non-employee director who was a committee chair also received an annual retainer in the amount of $1,500, and any non-employee director who was a committee member received an annual retainer of $1,000.

  Effective January 1, 1998, non-employee directors began receiving annual compensation of $15,000. In addition, each non-employee director began receiving a fee of $1,500 for each Board of Directors meeting attended. Any non-employee director who was a committee chair also began receiving an annual retainer in the amount of $2,000, and any non-employee director who was a committee member began receiving an annual retainer of $1,500. In addition, each non-employee committee member began receiving a fee of $1,000 for each committee meeting attended.

  Directors are also reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings.

  Under the Company's Automatic Option Grant Program of the 1996 Stock Option/Stock Issuance Plan, each non-employee director of the Company, either upon execution of the Underwriting Agreement associated with the Company's initial public offering or on the later date such person first becomes a director, received or will receive options to purchase 13,376 shares of Common Stock at an exercise price per share equal to the fair market price of the Company's Common Stock on the option grant date. On the date of each annual stockholders meeting, each non-employee director who has served for at least six months and continues to serve at that meeting will receive an automatic option grant for an additional 1,672 shares of Common Stock at an exercise price equal to the fair market value of such stock on the option grant date.

  Pursuant to the Automatic Option Grant Program of the 1996 Stock Option/Stock Issuance Plan, Messrs. McCall, Alexander and Hecker were each granted an option to purchase 1,672 shares of the Company's Common Stock on July 11, 1997, at an exercise price of $27.00 per share.

  For further information on the Automatic Option Grant Program, see Proposal 2--Amendments to the 1996 Stock Option/Stock Issuance Plan--Automatic Option Grant Program.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The Company's Certificate of Incorporation and Bylaws provide for indemnification of all directors and officers. Each director and officer of the Company has entered into a separate indemnification agreement with the Company.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of April 30, 1998 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director with beneficial ownership, (iii) each officer listed in the Summary Compensation Table and (iv) all current directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

                                                                   PERCENTAGE
                                                        SHARES     OF SHARES
                                                     BENEFICIALLY BENEFICIALLY
   NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED(1)      OWNED
   ------------------------------------              ------------ ------------
   Dennis Pence (1)(2)(3)........................... 3,622,559.00    34.42%
    c/o Coldwater Creek Inc.
    One Coldwater Creek Drive
    Sandpoint, Idaho 83864
   Ann Pence (1)(2)(3).............................. 3,622,559.00    34.42%
    c/o Coldwater Creek Inc.
    One Coldwater Creek Drive
    Sandpoint, Idaho 83864
   Robert H. McCall (4).............................     7,791.67      *
    c/o Coldwater Creek Inc.
    One Coldwater Creek Drive
    Sandpoint, Idaho 83864
   James R. Alexander (5)...........................     5,278.67      *
    c/o Coldwater Creek Inc.
    One Coldwater Creek Drive
    Sandpoint, Idaho 83864
   Curt Hecker (4)..................................     4,458.67      *
    c/o Coldwater Creek Inc.
    One Coldwater Creek Drive
    Sandpoint, Idaho 83864
   Michelle Collins (6).............................          --       *
    c/o Coldwater Creek Inc.
    One Coldwater Creek Drive
    Sandpoint, Idaho 83864
   Donald Robson (7)................................    50,158.50      *
    c/o Coldwater Creek Inc.
    One Coldwater Creek Drive
    Sandpoint, Idaho 83864
   Robin Sheldon (8)................................    41,799.00      *
    c/o Coldwater Creek Inc.
    One Coldwater Creek Drive
    Sandpoint, Idaho 83864
   Tony Saulino (9).................................    43,449.00      *
    c/o Coldwater Creek Inc.
    One Coldwater Creek Drive
    Sandpoint, Idaho 83864
   All Directors and Executive Officers as a group
    (13 persons)(10)................................ 7,456,571.51    70.85%

--------
  *   Less than one (1) percent
 (1)  Dennis and Ann Pence are husband and wife.
 (2) On December 31, 1996, Dennis C. Pence transferred 140,929 shares of Coldwater Creek Common Stock to the Dennis C. Pence Lead Annuity Trust.
      On December 31, 1996, Ann Pence transferred 140,929 shares of Coldwater Creek Common Stock to the Elizabeth Ann Pence Lead Annuity Trust. Both Trusts qualify under the Federal tax code as Charitable Lead Annuity Trusts.
 (3) On December 23, 1997, the Dennis C. Pence Lead Annuity Trust transferred 9,454 shares of Coldwater Creek Common Stock to the Aspenwood Supporting Foundation. On December 23, 1997, the Elizabeth Ann Pence Lead Annuity Trust transferred 9,454 shares of Coldwater Creek Common Stock to the Aspenwood Supporting Foundation. Additionally, on December 23, 1997, Dennis C. Pence and Ann Pence each transferred 65,294 shares of
      Coldwater Creek Common Stock to the Aspenwood Supporting Foundation.
 (4)  Includes 4,458.67 vested and exercisable options to purchase Common
      Stock as of April 30, 1998. Mr. McCall and Mr. Hecker each has an additional 10,589.33 exercisable options, of which 4,458.67 options will vest on each of January 28, 1999 and January 28, 2000 and of which 1,672 options will vest on July 11, 1998.
 (5)  Includes 4,458.67 vested and exercisable options to purchase Common
      Stock as of April 30, 1998. Mr. Alexander has an additional 10,589.33 exercisable options, of which 4,458.67 options will vest on each of January 28, 1999 and January 28, 2000 and of which 1,672 options will vest on July 11, 1998. As a result of Mr. Alexander's cessation of Board service effective July 11, 1998, 8,917.33 exercisable but unvested options will expire. Vested and exercisable options will also expire if not exercised within two years from Mr. Alexander's cessation of Board service.
 (6) Ms. Collins was granted 13,376 immediately exercisable options on September 20, 1997, of which 4,458.67 options will vest on each of September 20, 1998, September 20, 1999 and September 20, 2000.
 (7) Represents vested and exercisable options to purchase Common Stock as of April 30, 1998. Mr. Robson has an additional 50,158.50 options, of which 25,079.25 options will vest and become exercisable on each of March 4, 1999 and March 4, 2000.
 (8) Represents vested and exercisable options to purchase Common Stock as of April 30, 1998. Ms. Sheldon has an additional 41,799.00 options, of which 20,899.50 options will vest and become exercisable on each of March 4, 1999 and March 4, 2000. As Ms. Sheldon's employment with the Company terminated effective April 15, 1998, all unexercised options held by Ms. Sheldon will expire on July 14, 1998.
 (9)  Includes 41,799.00 vested and exercisable options to purchase Common
      Stock as of April 30, 1998. Mr. Saulino has an additional 41,799.00 options, of which 20,899.50 options will vest and become exercisable on each of March 4, 1999 and March 4, 2000.
(10) Includes exercisable options and options which will become exercisable within 60 days for 386,753.50 shares of Coldwater Creek Common Stock.

                            EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table sets forth certain information concerning compensation paid to, earned by or awarded to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers for the fiscal years ended February 28, 1998, March 1, 1997 and March 2, 1996. The persons named in the table are sometimes referred to herein as the "Named Executive Officers."

                        SUMMARY COMPENSATION TABLE (1)

                                                            LONG TERM
                               ANNUAL COMPENSATION         COMPENSATION
                        ---------------------------------- ------------
                                              OTHER ANNUAL  SECURITIES   ALL OTHER
       NAME AND         FISCAL SALARY  BONUS  COMPENSATION  UNDERLYING  COMPENSATION
  PRINCIPAL POSITION     YEAR    ($)    ($)       ($)      OPTIONS (#)     ($)(2)
  ------------------    ------ ------- ------ ------------ ------------ ------------
Dennis Pence(3)........  1997  241,904 99,450      --            --         7,800
 President, Chief        1996  225,000      0      --            --         3,900
 Executive Officer       1995  207,372 21,000      --            --         3,600
 and Vice Chairman of
  the Board

Ann Pence(3)...........  1997  241,904 99,450      --            --         7,800
 Chairman of the Board   1996  225,000      0      --            --         3,900
 and Creative Director   1995  207,372 21,000      --            --         3,600

Donald Robson..........  1997  171,269 49,920      --            --         9,731
 Vice President of       1996  160,000      0      --        100,317        4,442
 Finance and             1995  146,538 15,750      --            --           --
 Administration, Chief
 Financial Officer,
 Treasurer and Secretary

Robin Sheldon..........  1997  126,269 43,614      --            --        10,733
 Vice President of       1996  115,000      0      --         83,598        4,954
 Merchandising           1995  104,647 11,550      --            --         2,150

Tony Saulino...........  1997  123,173 37,690      --            --        12,317
 Vice President of       1996   95,000    --       --         83,598        9,500
 Operations              1995   87,164  8,925      --            --         8,716

--------
(1) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), the compensation described in this table does not include medical, group life insurance, or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company, and certain perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.
(2) Contributions by the Company to individuals' 401(k) accounts.
(3) Compensation in this table does not include S-corporation distributions made prior to the initial public offering of the Company's Common Stock on January 29, 1997.

STOCK OPTIONS

  No stock options or stock appreciation rights were granted to the Named Executive Officers during the fiscal year ended February 28, 1998.

OPTION EXERCISES AND HOLDINGS

  No options were exercised by the Named Executive Officers during the fiscal year ended February 28, 1998. The following table provides information with respect to the Named Executive Officers concerning unexercised options held as of February 28, 1998.

                       FISCAL YEAR-END OPTION VALUES (1)

                                                        VALUE OF UNEXERCISED
                                                        IN-THE-MONEY OPTIONS
                              NUMBER OF SECURITIES          AT FY-END ($)
                                   UNDERLYING          (MARKET PRICE OF SHARES
                               UNEXERCISED OPTIONS          AT FY-END ($)
                                  AT FY-END (#)         LESS EXERCISE PRICE)
                            ------------------------- -------------------------
    NAME                    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
    ----                    ----------- ------------- ----------- -------------
Dennis Pence...............      --           --              --            --
Ann Pence..................      --           --              --            --
Donald Robson..............   25,079       75,238     $875,758.68 $2,627,310.96
Robin Sheldon..............   20,899       62,699     $729,793.08 $2,189,449.08
Tony Saulino...............   20,899       62,699     $729,793.08 $2,189,449.08

--------
(1) The NASDAQ closing price per share of the Company's Common Stock at fiscal year end February 28, 1998 was $41.50.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Committee") has been composed of two non-employee directors: James R. Alexander and Robert H. McCall. During the fiscal year ended February 28, 1998, the Committee met one time. The Committee is responsible for setting and administering the policies which govern annual executive salaries, bonuses (if any) and stock ownership programs. The Committee annually evaluates the performance, and determines the compensation, of the Chief Executive Officer ("CEO"), and other executive officers of the Company based upon a mix of the achievement of the corporate financial goals, individual performance and comparisons with other catalog companies. The CEO is not present during the discussions of his compensation.

  The operation of the Committee is subject to the Bylaws of the Company and the Committee's Charter, each as in effect from time to time, and the Delaware General Corporation Law. The Committee has the full power and authority to carry out the following responsibilities:

  1. To establish salaries, incentives and other forms of compensation paid to officers and other employees of the company.

  2. To administer various incentive compensation and benefit plans, including the bonus plan and the 1996 Stock Option/Stock Issuance Plan.

  3. To perform such other functions and have other powers as may be necessary or convenient in the efficient discharge of the foregoing.

  4. To report to the Board from time to time, or whenever it shall be called upon to do so.

  The policies of the Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus and stock options. The Committee determines the salaries for such officers based upon a review of salary surveys of similar companies performed for the Committee. To provide the Committee with more information for making compensation comparisons, the Company surveys a broader group of similar companies. The Committee may further adjust the salaries of such executive officers based upon the Company's financial performance during the past year and upon each officer's performance against the objectives related to his area responsibility, for which objectives were established last year.

  In awarding stock options, the Committee considers a number of factors, including such executive officer's responsibilities and relative position in the Company, individual performance of such officer, any changes in such officer's responsibility and position, such officer's equity interest in the Company in the form of stock and options held by such individual, the extent to which existing stock options remain unvested and the total number of stock options to be awarded.

  Under the Company's executive bonus plan, executive officers may receive a certain percentage of their base salary in bonus payments, based on the Committee's subjective evaluation of the individual's performance. Further, the Committee seeks to balance the desire for immediate earnings and the longer term goal of enhancing shareholder value.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

  The Committee uses the same procedures described above for the other executive officers in setting the annual salary and bonus for Dennis Pence, the Company's CEO. The CEO's salary is determined based on factors such as the Company's achievement of corporate goals and comparisons with catalog and similar companies as described above. The CEO's bonus is dependent upon the Company achieving the performance goals outlined above and the Committee's subjective evaluation of the CEO's performance. Mr. and Mrs. Pence have historically waived all rights to receive stock options and they intend to continue to do so in the future.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

  Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the fiscal year ended February 28, 1998 did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for the fiscal year ending February 27, 1999 will exceed that limit. The Company's 1996 Stock Option/Stock Issuance Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

  It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

                FROM THE MEMBERS OF THE COMPENSATION COMMITTEE

                              James R. Alexander
                               Robert H. McCall

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  As noted above, the Company's compensation committee has consisted of Mr. Alexander and Mr. McCall. The Compensation Committee met one time during fiscal 1997. None of the executive officers of the Company currently serves on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions.

                               PERFORMANCE GRAPH

  The following performance graph shows a comparison of cumulative total return to a holder of the Company's Common Stock compared with the cumulative total return, assuming dividend reinvestment, of the Peer Group indicated below and the Nasdaq Composite Index, during the period from February 3, 1997 through April 30, 1998.

                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                   AMONG COLDWATER CREEK INC., PEER GROUP
                            NASDAQ COMPOSITE INDEX
                        PERFORMANCE GRAPH APPEARS HERE

                        2/03/97 2/28/97  3/31/97  4/30/97  5/31/97 6/30/97 7/31/97 8/31/97
Coldwater Creek Inc.    $100.00 $122.50  $ 92.50  $ 93.33  $113.33 $173.33 $178.33 $156.67
Peer Group              $100.00 $ 89.03  $ 92.69  $ 95.25  $110.00 $118.08 $119.37 $115.06
Nasdaq Composite Index  $100.00 $ 94.75  $ 88.56  $ 91.33  $101.68 $104.79 $115.86 $115.68

                        9/30/97 10/31/97 11/30/97 12/31/97 1/31/98 2/28/98 3/31/98 4/30/98
Coldwater Creek Inc.    $193.33 $193.33  $206.67  $225.00  $251.46 $276.67 $161.67 $131.67
Peer Group              $120.68 $117.67  $120.15  $124.96  $132.44 $145.16 $158.18 $149.27
Nasdaq Composite Index  $122.52 $116.18  $116.76  $114.93  $118.54 $129.64 $134.42 $136.70

* $100 invested on February 3, 1997 in stock or index including reinvestment of dividends.

                                     Peer Group: Lands End, Inc.
                                                 Williams Sonoma, Inc.
                                                 Spiegel, Inc.
                                                 Lillian Vernon Corp.
                                                 DM Management Co.

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Effective June 30, 1997, the Company established an Executive Loan Program under which the Company may make, at its sole discretion and with prior approvals from the Chief Executive Officer and the Board of Directors' Compensation Committee, secured long-term loans to key executives other than Mr. And Mrs. Pence. Each loan is secured by the executive's personal net assets, inclusive of all vested stock options in the Company, bears interest at three percent per annum, and becomes due and payable on the earlier of (i) the date ten days before the date on which the vested stock options serving as partial security expire or (ii) ninety days from the date on which the executive's employment with the Company terminates for any reason. At February 28, 1998, the Company had $1,620,000 in outstanding loans to twelve key executives. Loans to officers is excess of $60,000 are as follows: Donald Robson, Vice President of Finance and Administration and Chief Financial Officer--$293,675; Robin Sheldon, Vice President of Merchandising--$244,727; Tony Saulino, Vice President of Operations--$244,727; Mac Morgan, Vice President of Advertising--$170,000; and Karen Reed, Vice President of Catalog Marketing--$171,306. If material, compensation expense is recognized by the Company for the difference between the stated interest rate and the prevailing prime rate.

  The Company's principal shareholders, Dennis and Ann Pence, personally participate in a jet timeshare program. Mr. and Mrs. Pence have not assessed the Company for any portion of the costs incurred by them in connection with the capital equipment and maintenance components of the program. Mr. and Mrs. Pence are reimbursed by the Company for the hourly usage charges incurred by them under the program in connection with flights by them and other corporate executives exclusively for official corporate business. These reimbursements totalled $321,000 during the fiscal year ended February 28, 1998. In addition to providing for a more efficient utilization of executive time, the Company has independently verified that the above reimbursements constituted a significant savings as compared to the costs which would have been incurred had the Company chartered comparable aircraft.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

  Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for fiscal years 1996 and 1997 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners except for the following non-timely filings: Fiscal 1996: Form 3s--Messrs. Morgan (1) and Reed (1); Form 4s--Messrs. McCall (1), Alexander (1), and Saulino (1), and Fiscal 1997: Form 3s--Messrs. Collins (1), Scott (1) and Long (1); Form 4s-- Messrs. McCall (1), Alexander (1), Hecker (1) and Long (1). The Company has instituted procedures to reasonably assure the timeliness of future filings and all required reports have been filed with the SEC as of June 10, 1998.

                                 ANNUAL REPORT

  The Annual Report of the Company for the fiscal year ended February 28, 1998 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. In compliance with Rule 14a-3 promulgated under the Securities Exchange Act of 1934, the Company hereby undertakes to provide without charge to each person upon written request, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial schedules thereto. Requests for such copies should be directed to Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Investor Relations Officer. Copies of the Company's various SEC reports, including its Annual Report on Form 10-K, are available for immediate retrieval from the SEC's web site (www.sec.gov).

                                  PROPOSAL 2

            AMENDMENTS TO THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN

  The Company's stockholders are being asked to approve a series of amendments to the Company's 1996 Stock Option/Stock Issuance Plan (the "1996 Plan") that will effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1996 Plan from 1,111,847 to 1,461,847 shares, (ii) allow unvested shares issued under the 1996 Plan and subsequently repurchased by the Company at the option exercise or original issue price paid per share to be reissued under the 1996 Plan and
(iii) effect a series of additional changes to the provisions of the 1996 Plan (including the stockholder approval requirements) in order to take advantage of recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, which exempts certain officer and director transactions under the 1996 Plan from the short-swing liability provisions of the federal securities laws.

  The proposed share increase will assure that a sufficient reserve of Common Stock is available under the 1996 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success. The remaining amendments will provide the Company with more opportunities to make equity incentives available to the non-employee Board members as an inducement for their continued service and to facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the 1996 Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its latest amendment.

  The 1996 Plan became effective upon adoption by the Board on March 4, 1996 (the "Effective Date"), and was subsequently approved by the stockholders. In February 1998 and June 1998, the Board adopted the amendments to the 1996 Plan that are the subject of this Proposal.

  The following is a summary of the principal features of the 1996 Plan, assuming the proposed amendments are approved by the stockholders. However, the summary does not purport to be a complete description of all the provisions of the 1996 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Sandpoint, Idaho.

EQUITY INCENTIVE PROGRAMS

  The 1996 Plan contains three (3) separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) an Automatic Option Grant Program, and (iii) a Stock Issuance Program. The principal features of these programs are described below. The 1996 Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board. The Compensation Committee acting in such administrative capacity (the "Plan Administrator") has complete discretion (subject to the provisions of the 1996
Plan) to authorize option grants and direct stock issuances under the 1996 Plan. The Board may appoint a Secondary Committee of one or more Board members, including employee directors, to authorize option grants and direct stock issuances to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws. All grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program. Stockholder approval of this Proposal will also constitute pre-approval of each option which is granted on or after the date of the Annual Meeting pursuant to the provisions of the Automatic Option Grant Program and the subsequent exercise of each such option in accordance with those provisions.

SHARE RESERVE

  A total of 1,461,847 shares of Common Stock has been reserved for issuance over the term of the 1996 Plan, assuming stockholder approval of the 350,000-share increase which forms part of this

Proposal. In no event may any one participant in the 1996 Plan be granted stock options and direct stock issuances for more than 250,793 shares in the aggregate per calendar year under the 1996 Plan.

  In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1996 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options and direct stock issuances under the 1996 Plan per calendar year, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each eligible non-employee Board member, and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option.

  Should an option expire or terminate for any reason prior to exercise in full or be cancelled in accordance with the provisions of the 1996 Plan, the shares subject to the portion of the option not so exercised or cancelled will be available for subsequent issuance under the 1996 Plan. Assuming stockholder approval of this Proposal, unvested shares issued under the 1996 Plan and subsequently cancelled or repurchased by the Company at the original option exercise or direct issue price paid per share will also be added back to the share reserve and will accordingly be available for subsequent issuance under the 1996 Plan.

ELIGIBILITY

  Officers and other key employees who render services which contribute to the management, growth and financial success of the Company or its subsidiary corporation, non-employee members of the Board and consultants and other independent advisors in the service of the Company or its subsidiary corporation will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

  As of June 10, 1998, eight executive officers, four non-employee Board members and approximately 775 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the four non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

VALUATION

  The fair market value per share of Common Stock on any relevant date under the 1996 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On June 10, 1998, the closing selling price per share was $22.375.

                      DISCRETIONARY OPTION GRANT PROGRAM

  Options granted under the Discretionary Option Grant Program will have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date if the options are incentive options or an exercise price of not less than eighty-five percent (85%) per share on the option grant date if the options are non-statutory options. No granted option will have a term in excess of ten (10) years. The options will generally become exercisable in a series of installments over the optionee's period of service with the Company.

  Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares for which the option is exercisable at the time of optionee's termination of service. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

  The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

  The Plan Administrator will also have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options with an exercise price based on the fair market price of Common Stock at the time of the new grant.

                        AUTOMATIC OPTION GRANT PROGRAM

  Under the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on January 28, 1997 was granted at that time a non-statutory option to purchase 13,376 shares of Common Stock, provided such individual had not previously been in the employ of the Company or its subsidiary corporation. Each individual who first becomes a non-employee Board member after January 28, 1997, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 13,376 shares of Common Stock, provided such individual has not previously been in the employ of the Company or its subsidiary corporation. In addition, on the date of each Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, will automatically be granted a non-statutory option to purchase 1,672 shares of the Company's Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of shares for which any one non-employee Board member may be granted options over his or her period of Board service.

  Each 13,376-share or 1,672-share option granted under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the grant date, subject to earlier termination at the end of the two (2) year period measured from the date of the optionee's cessation of Board service. Each 13,376-share or 1,672-share option will be immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 13,376-share automatic option grant will vest in a series of three (3) successive equal annual installments upon the optionee's completion of each year of Board service over the three (3)- year period measured from the grant date. The shares subject to each annual 1,672-share grant will vest upon the optionee's completion of one (1) year of Board service measured from the grant date. Should the optionee cease to serve as a Board member, the optionee will generally have until the earlier of (i) the two (2) year period following such cessation of service or (ii) the expiration date of the option term in which to exercise the option for the number of shares that are vested at the time of such individual's cessation of Board service.

  The shares subject to each automatic option grant will immediately vest in full upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more contested elections for Board membership.

                            STOCK ISSUANCE PROGRAM

  Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value on the issuance date, payable in such valid consideration as the Plan Administrator deems appropriate. Shares may also be issued solely as a bonus for past services.

  The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1996 Plan.

                              GENERAL PROVISIONS

ACCELERATION

  In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. In connection with an acquisition of the Company in which shares do not vest or a change in control (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership), any unvested shares may, in the Plan Administrator's discretion, be subject to full and immediate vesting, in the event the individual's service with the successor entity is subsequently terminated within twelve (12) months following the acquisition or change in control.

  The acceleration of vesting upon a change in the ownership of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

  The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant and Stock Issuance Programs. In addition, the Plan Administrator may permit one or more such participants to pay the exercise or purchase price in installments over a period of years. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, any such financing will be full-recourse and interest bearing. In addition, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes.

STOCK AWARDS

  The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of

Common Stock subject to options granted under the 1996 Plan between March 2, 1997 and June 10, 1998, together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                                            OPTIONS GRANTED   WEIGHTED AVERAGE
                   NAME                    (NUMBER OF SHARES)  EXERCISE PRICE
                   ----                    ------------------ ----------------
Dennis Pence..............................          --                --
 President, Chief Executive Officer
 and Vice Chairman of the Board
Ann Pence.................................          --                --
 Chairman of the Board and Creative
 Director
Donald Robson.............................          --                --
 Vice President of Finance and
 Administration,
 Chief Financial Officer, Treasurer and
 Secretary
Robin Sheldon.............................          --                --
 Vice President of Merchandising
Tony Saulino..............................          --                --
 Vice President of Operations
All executive officers as a group (nine          60,000            $28.68
 persons).................................
All current non-employee directors as a          18,392            $29.46
 group (four persons).....................
All employees, including current officers
 who are not executive officers, as a
 group (437 persons)......................      347,500            $27.09

  As of June 10, 1998, options covering 1,182,012 shares of Common Stock were outstanding under the 1996 Plan, 279,835 shares remained available for future option grant assuming stockholder approval of the 350,000-share increase which forms part of this Proposal, and 17,650 shares have been issued under the 1996 Plan in connection with option exercises.

AMENDMENT AND TERMINATION

  The Board may amend or modify the 1996 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1996 Plan at any time, and the 1996 Plan will in all events terminate on March 3, 2006.

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

  Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two (2) holding periods is not satisfied, then a disqualifying disposition will result.

  Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

  Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCES

  The tax principles applicable to direct stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

                             ACCOUNTING TREATMENT

  Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant will not result in any charge to the Company's earnings under Accounting Principles Board Opinion No. 25. However, under Statement of Financial Accounting Standard No. 128, the Company must disclose in the notes to the Company's financial statements the fair value of options granted under the 1996 Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense. Option grants or direct stock issuances with exercise or issue prices less than the fair market value of the shares at the time of issuance or grant will result in a charge to the Company's earnings equal to the amount of the discount. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

                               NEW PLAN BENEFITS

  As of June 10, 1998, no options have been granted, and no direct stock issuances have been made, to non-employee directors, named officers or other officers on the basis of the 350,000-share increase which forms part of this Proposal. Options to purchase a total of 70,165 shares have been granted to employees on the basis of the 350,000-share increase. In addition, on the date of the Annual Meeting, the continuing and newly elected non-employee Board members, will be granted options to purchase an aggregate of 5,016 shares of Common Stock on the basis of such share increase.

                             STOCKHOLDER APPROVAL

  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to the 1996 Plan. Should such stockholder approval not be obtained, then any options granted on the basis of the 350,000-share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. In addition, issued shares that are subsequently cancelled or repurchased will not be added back into the 1996 Plan's share reserve for future option grants or direct stock issuances. The 1996 Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1996 Plan in effect prior to the amendments summarized in this Proposal 2, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the 1996 Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE 1996 PLAN.

                                   PROPOSAL 3

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The firm of Arthur Andersen LLP has served as independent public accountants for the Company since fiscal 1993. The Board of Directors has appointed Arthur Andersen LLP to serve in the same capacity for the current fiscal year and is asking stockholders to ratify the selection of Arthur Andersen LLP by the Board of Directors as independent public accountants. The affirmative vote of a majority of the shares presented and voting at the meeting is required to ratify the selection of Arthur Andersen LLP. In the event that stockholders fail to ratify the selection of Arthur Andersen LLP, the Board of Directors would reconsider such selection.

  A representative of Arthur Andersen LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of the stockholders.

  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING FEBRUARY 27, 1999.

                                 OTHER MATTERS

  Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                              By Order of the Board of Directors,

                              /s/ Donald Robson

                              Donald Robson
                              Secretary

June 10, 1998
Sandpoint, Idaho

________________________________________________________________________________

                              COLDWATER CREEK INC.

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JULY 11, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on July 11, 1998 and the Proxy Statement and appoints Dennis C. Pence and Donald Robson, and each or either of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Coldwater Creek Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held
July 11, 1998 at 1:00 p.m. local time and at any adjournment or postponement thereof.

  The Board of Directors recommends a vote FOR proposals Nos. 1, 2 and 3. This Proxy, when properly executed, will be voted as specified hereon. This Proxy will be voted FOR proposals Nos. 1, 2 and 3 if no specification is made.

  1. Election of Director

                  Michelle Collins FOR [_]  WITHHOLD AUTHORITY [_]

  2. To approve the series of amendments to the 1996 Stock Option/Stock Issuance Plan.

                       FOR [_]  AGAINST [_]  ABSTAIN [_]

          (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON OTHER SIDE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending February 27, 1999

                       FOR [_]  AGAINST [_]  ABSTAIN [_]

  Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         Signature: ________________

                                         Date: _____________________

 PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE
________________________________________________________________________________

                             COLDWATER CREEK INC.
                     1996 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------
                        (As Amended Through June 1998)

                                  ARTICLE ONE
                                    GENERAL
                                    -------


     I.  PURPOSE OF THE PLAN

          A. This 1996 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Coldwater Creek Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

          B. The Discretionary Option Grant and Stock Issuance Programs of the Plan became effective on March 4, 1996, upon the adoption of the Plan by the Corporation's Board of Directors. Such date is hereby designated the "Plan Effective Date." The Automatic Option Grant Program became effective on January 28, 1997, the date on which the Underwriting Agreement for the initial public offering of the Corporation's Common Stock was executed and priced. Such date is hereby designated as the "Automatic Option Grant Program Effective Date."

     II.  DEFINITIONS

          A. For purposes of the Plan, the following definitions shall be in effect:

          Automatic Option Grant Program Effective Date:  January 28, 1997.

          Board:  the Corporation's Board of Directors.

          Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions at any time after the
Section 12(g) Registration Date:

               (i) the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          Code:  the Internal Revenue Code of 1986, as amended.

          Common Stock:  shares of the Corporation's common stock.

          Corporate Transaction: either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          Disability: the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months. However, for purposes of the Automatic Option Grant Program, Disability shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          Employee: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

          Exercise Date: the date on which the Corporation shall have received written notice of the option exercise.

          Fair Market Value: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

          - If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          - If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          - If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          - For any option granted on the Automatic Option Grant Program Effective Date, the Fair Market Value per share of Common Stock shall be deemed equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

          Incentive Option: a stock option which satisfies the requirements of Code Section 422.

          Involuntary Termination: the termination of any individual's Service which occurs by reason of:

               (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

               (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          Misconduct: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any parent or subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any parent or subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any parent or subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any parent or subsidiary).

          1933 Act: the Securities Act of 1933, as amended from time to time.

          1934 Act: the Securities Exchange Act of 1934, as amended from time to time.

          Non-Statutory Option: a stock option not intended to meet the requirements of Code Section 422.

          Optionee: a person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

          Participant: a person who is issued Common Stock under the Stock Issuance Program.

          Plan Administrator: either the Board, the Primary Committee or a Secondary Committee, to the extent such entity is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

          Plan Effective Date:  March 4, 1996.

          Primary Committee: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

          Secondary Committee: a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

          Section 12(g) Registration Date: January 28, 1997, the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act became effective.

          Service: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

          10% Stockholder: the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.

         B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

               Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     III. STRUCTURE OF THE PLAN

          A. Stock Programs. The Plan shall be divided into three (3) separate components: the Discretionary Option Grant Program specified in Article Two, the Stock Issuance Program specified in Article Three and the Automatic Option Grant Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than one hundred percent (100%) of the Fair Market Value of the shares at the time of issuance or as a bonus for services rendered the Corporation. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who first joins the Board as a non-employee director at any time after such Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of the Automatic Option Grant Program of Article Four, with the first such grants to be made on the Automatic Option Grant Program Effective Date.

          B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

     IV. ADMINISTRATION OF THE PLAN

          A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with
respect to Section 16 Insiders.   Administration of the Discretionary Option
Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

          B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

          D. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Four, and the Plan Administrator shall exercise no discretionary functions with respect to the grant of options pursuant to that program, but may amend such options in accordance with the provisions of Article Four.

     V. OPTION GRANTS AND STOCK ISSUANCES

          A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three shall be limited to the following:

               (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

               (ii) non-employee members of the Board; and

               (iii) those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

          B. A Board member shall not vote as a member of the Board or a member of a committee concerning any award, or amendment of any award, to such Board member pursuant to the Discretionary Option Grant Program or the Stock Issuance Program, other than an award or amendment that applies uniformly to all non-employee Board members and shall absent himself or herself from the discussion of any such award.

          C. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or times when such options are to be granted, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares and the consideration for which such shares are to be issued.

     VI. STOCK SUBJECT TO THE PLAN

          A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,461,847/1/ shares, subject to adjustment from time to time in accordance with the provisions of this Section VI.

-------------
/1/ Includes the 350,000-share increase approved by the Board in February 1998, subject to approval by the stockholders at the 1998 Annual Meeting.

          B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and direct stock issuances exceed 250,793/1/ shares per calendar year.

          C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

          D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and direct stock issuances in the aggregate per calendar year,
(iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM
                      ----------------------------------


     I. TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

          A.  Exercise Price.

               1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                    (i) The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                    (ii) The exercise price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five, be payable as follows:

                    (i)  in cash or check made payable to the Corporation;

                    (ii) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions
     (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               3. Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

          During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          C.  Termination of Service.

               1. Except to the extent otherwise provided pursuant to subsection
C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

               (i) Should the Optionee cease to remain in Service for any reason other than death or Disability, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

               (ii) Should such Service terminate by reason of Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

               (iii) Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

               (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

               (v) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

               (vi) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

               (vii) In the event of an Involuntary Termination following a Corporate Transaction or a Change in Control, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this Section.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

               - to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term; and/or

               - to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments in which the Optionee would otherwise have vested had such cessation of Service not occurred.

          D. Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

          E. Unvested Shares. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Discretionary Option Grant Program. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share any or all of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right.

     II. INCENTIVE OPTIONS

          Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all provisions of Articles One, Two and Five shall be applicable to Incentive Options. Any Options specifically designated as Non-Statutory shall not be subject to such terms and conditions.

          A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

          B. 10% Stockholder. If any individual to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred-ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance under the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year.

          E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve
(12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation's outstanding repurchase rights so that those rights shall immediately terminate with respect to any unvested shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full upon such Involuntary Termination.

          F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve
(12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation's outstanding repurchase rights so that those rights shall immediately terminate with respect to any unvested shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

          G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of a grant of an Incentive Option to a 10% Stockholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

                                 ARTICLE THREE

                            STOCK ISSUANCE PROGRAM
                            ----------------------


     I.   TERMS AND CONDITIONS OF STOCK ISSUANCES

          Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A. The shares shall be issued for such valid consideration as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

          B. The Plan Administrator shall have full power and authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any parent or subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

          C. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance: (i) cash or check made payable to the Corporation, or (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          D. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

               (i) the Service period to be completed by the Participant or the performance objectives to be attained,

               (ii) the number of installments in which the shares are to vest,

               (iii) the interval or intervals (if any) which are to lapse between installments, and

               (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

          E. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          F. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          G. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          H. The Plan Administrator shall have full power and authority, exercisable upon a Participant's termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Plan Administrator determines such waiver to be an appropriate severance benefit for the Participant.

     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

          B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve
(12) months following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

          C. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve
(12) months following the effective date of any Change in Control.

     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                 ARTICLE FOUR

                        AUTOMATIC OPTION GRANT PROGRAM
                        ------------------------------


     I.   ELIGIBILITY

          The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four program shall be limited to those individuals who are serving as non-employee Board members on the Automatic Option Grant Program Effective Date or who are first elected or appointed as non-employee Board members on or after such Effective Date, whether through appointment by the Board or election by the Corporation's stockholders.

     II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A. Grant Dates. Option grants shall be made under this Article Four on the dates specified below:

               1. Initial Grant. Each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date shall automatically be granted on that date a Non-Statutory Option to purchase 13,376 shares of Common Stock upon the terms and conditions of this Article Four. Each individual who is first elected or appointed as a non-employee Board member after the Automatic Option Grant Program Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 13,376 shares of Common Stock upon the terms and conditions of this Article Four. In no event, however, shall a non-employee Board member be eligible to receive such an initial option grant if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation).

               2. Annual Grant. On the date of each Annual Stockholders Meeting, beginning with the first Annual Meeting held after the Section 12(g) Registration Date, each individual who will continue to serve as a non-employee Board member shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 1,672 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. Non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary) shall be eligible to receive such annual option grants over their continued period of Board service.

          There shall be no limit on the number of shares for which any one non-employee Board member may be granted stock options under this Article Four over his or her period of Board service.

          B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

          C. Payment. The exercise price shall be payable in one of the alternative forms specified below:

                    (i) full payment in cash or check drawn to the Corporation's order;

                    (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                    (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                    (iv) to the extent the option is exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

          D. Option Term. Each automatic grant under this Article Four shall have a maximum term of ten (10) years measured from the automatic grant date.

          E. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below:

              Initial Grant. Each initial 13,376-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, in a series of three
(3) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

              Annual Grant. Each additional 1,672-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

          F. Limited Transferability. Each automatic option grant may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          G. Effect of Termination of Board Membership. The following provisions shall govern the exercise of any outstanding options held by the Optionee under this Article Four at the time the Optionee ceases to serve as a Board member:

               (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a two (2)- year period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise vested on the date of such cessation of Board service.

               (ii) During the two (2)-year period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the two (2)-year exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

               (iii) In no event shall the option remain exercisable after the expiration of the option term.

          H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

          I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be the same as the terms for option grants made under the Discretionary Option Grant Program.

     III.   CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Four shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof.

          B. Each outstanding option under this Article Four which is assumed in connection with a Corporate Transaction outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction, and (ii) the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same.

          C. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.

          D. The automatic option grants outstanding under this Article Four shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                 ARTICLE FIVE

                                 MISCELLANEOUS
                                 -------------

     I.   LOANS OR INSTALLMENT PAYMENTS

          A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such exercise price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

          B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

     II.  AMENDMENT OF THE PLAN AND AWARDS

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

          B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

     III. TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock up on the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of Non-Statutory Options (other than the automatic grants made pursuant to Article Four of the Plan) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

               - The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

               - The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

     IV.  EFFECTIVE DATE AND TERM OF PLAN

          A. The Discretionary Option Grant and Stock Issuance Programs of this Plan became effective immediately upon the Plan's adoption by the Board on March 4, 1996 (the "Plan Effective Date"). The Plan was also approved by the Corporation's stockholders on the Plan Effective Date. The Automatic Option Grant Program became effective on January 28, 1997 (the "Automatic Option Grant Program Effective Date").

          B.  The Plan shall terminate upon the earlier of (i) March 3, 2006 or
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuance.

     V.  REGULATORY APPROVALS

          The implementation of the Plan and the granting of any option or issuance of shares under the Plan shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

     VI.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

     VII.  NO EMPLOYMENT/SERVICE RIGHTS

          Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

     VIII.  MISCELLANEOUS PROVISIONS

          A. Except as otherwise expressly provided under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

          B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

          C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

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